                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

             INDUSTRI-MATEMATIK INTERNATIONAL CORP.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
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                ----------------------------------------------------------
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                ----------------------------------------------------------

                     INDUSTRI-MATEMATIK INTERNATIONAL LOGO

                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.

                               901 MARKET STREET
                              WILMINGTON, DE 19801

                            ------------------------

                         NOTICE OF 2001 ANNUAL MEETING

                             ---------------------

    Please take notice that the Annual Meeting of the Shareholders of Industri-Matematik International Corp., a Delaware corporation ("Company"), will be held on October 10, 2001, at 10:00 a.m., local time, at The Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York for the following purposes:

    1. To elect six directors to serve for one-year terms;

    2. To ratify the appointment of PricewaterhouseCoopers AB as the Company's independent public accountants for the fiscal year ending April 30, 2002; and

    3. To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on August 15, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Marvin S. Robinson,
                                          SECRETARY

August 27, 2001

IMPORTANT: PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                     [LOGO]

                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.
                               901 MARKET STREET
                              WILMINGTON, DE 19801

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Industri-Matematik International Corp. ("Company") for the Annual Meeting of Shareholders of the Company to be held on October 10, 2001, at 10:00 a.m., local time, at The Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York ("Annual Meeting"). The Company's Annual Report for the fiscal year ended April 30, 2001, a Notice of 2001 Annual Meeting, and a Proxy accompany this Proxy Statement. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by presenting at the Annual Meeting a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

    Only holders of Common Stock on August 15, 2001, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On that date, the Company had outstanding 32,359,895 shares of Common Stock, all of which are entitled to vote on all matters to be acted upon at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share of Common Stock held.

    The date of this Proxy Statement is August 27, 2001 which is the approximate date on which the Company's Annual Report, this Proxy Statement, the Notice of 2001 Annual Meeting, and Proxy are being sent to shareholders.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    On May 29, 2001, the five serving directors increased the size of the Board of Directors from five to six members and elected Terje Laugerud to fill the new vacancy. Mr. Laugerud has served as a director of the Company since that date. At the 2001 Annual Meeting all six directors are to be elected to terms expiring at the 2002 Annual Meeting or until their successors are duly elected and qualified.

    The Board of Directors of the Company has nominated each of the current directors, Stig G. Durlow, Jeffrey A. Harris, William H. Janeway, Terje Laugerud, Martin Leimdorfer, and Geoffrey W. Squire, to be re-elected at the Annual Meeting.(1) The proxy holders intend to vote each proxy received by them for the election of the named nominees unless otherwise instructed on the proxy card. The Company is not aware of any circumstances which will cause any nominee to be unable or to decline to serve as a director. In the event that a nominee for director becomes unavailable, becomes unable to serve, or declines to serve, it is intended that votes pursuant to the proxies will be cast for such substitute nominee as may be nominated by the Board of Directors.

    If a quorum is present or represented at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required to elect

(1) The Company does not have a Nominating Committee, and nominations for directors are made by the entire Board of Directors.

each director, provided that abstentions and shares held by brokers that are present or represented but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining the quorum but will have no effect on the vote.

    The following table sets forth the names and ages of the current directors, each of whom is also a nominee for director, and the year during which each individual began serving as a director of the Company.

                                                                         SERVED AS DIRECTOR
                                                                           OF THE COMPANY
                                                                AGE             FROM
                                                              --------   ------------------
Stig G. Durlow..............................................     51             1996
Jeffrey A. Harris...........................................     45             1995
William H. Janeway..........................................     58             1995
Terje Laugerud..............................................     49             2001
Martin Leimdorfer...........................................     65             1995
Geoffrey W. Squire..........................................     54             1996

    Set forth below are biographical summaries of the directors, including descriptions of their principal occupations: [References to IMAB are to Industri-Matematik AB, a Swedish corporation formed in 1967 which is a predecessor to, and now a subsidiary of, the Company.]

    Stig G. Durlow joined IMAB as Vice President, Nordic Operations in 1994 and was elected President and Chief Executive Officer of IMAB in February 1995, and of the Company upon its formation on May 1, 1995. Mr. Durlow has served as a director of the Company since May 1996, and was Chairman of the Board from May 1996, to August 2000. Prior to joining the Company, Mr. Durlow held various sales and marketing positions at IBM. Mr. Durlow is a member of the Compensation Committee.

    Jeffrey A. Harris has served as a director of IMAB since 1991 and of the Company since its formation in May 1995. Mr. Harris has been a Managing Director of Warburg Pincus, LLC ("Warburg") since 1988, where he has been employed since 1983. Mr. Harris is a director of Knoll, Inc., ECsoft Group plc, Spinnaker Exploration, Inc., and Avaya, Inc. Mr. Harris is a member of the Compensation Committee.

    William H. Janeway has served as a director of IMAB since 1991 and of the Company since its formation in May 1995. Mr. Janeway has been a Managing Director of Warburg since 1988, became a Senior Managing Director in 1998, and is head of its High Technology Investment Group. Mr. Janeway is a director of BEA Systems, Inc., Indus International, Inc., and VERITAS Software Corporation.

    Terje Laugerud has served as a director of the Company since May 2001. From July 1994, to December 2000, Mr. Laugerud served as Chairman of ECsoft Group plc, an internet and mobile solutions consulting, systems integration, and systems management provider, and prior to that he was General Manager of its Nordic operations. He is currently a non-executive director of ECsoft Group plc. Mr. Laugerud is a member of the Audit Committee.

    Martin Leimdorfer founded IMAB in 1967 and was its President and Chief Executive Officer from 1967 to 1995. Dr. Leimdorfer has been a director of IMAB since its formation and of the Company since its formation in May 1995.
Dr. Leimdorfer is a member of the Royal Swedish Academy of Engineering Sciences and serves on the boards of the Swedish Trade Council and the Swedish Institute for Industrial and Economics Research. Dr. Leimdorfer is a member of the Audit Committee and the Compensation Committee.

    Geoffrey W. Squire has served as a director of IMAB since 1994 and of the Company since May 1996. He became Chairman of the Board in August 2000.
Mr. Squire is a director and Vice-Chairman of the Board of VERITAS Software Corporation, a storage management software company. He joined OpenVision Technologies, Inc. in 1994 and was its Chief Executive Officer from July 1995, to April 1997, when it merged with VERITAS Software Corporation. Mr. Squire also provides advisory services to Warburg and its affiliates regarding its investments in the software industry. Mr. Squire is a member of the Audit Committee.

    There is no family relationship between any director or executive officer of the Company. During the 2001 fiscal year, the Board of Directors held a total of five meetings.

                           COMPENSATION OF DIRECTORS

    Non-employee directors are paid $20,000 per year. The Company does not pay additional amounts for committee participation. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending the meetings of the Board of Directors and committees thereof.

                             COMPENSATION COMMITTEE

    The Compensation Committee, which consists of Messrs. Durlow and Harris and Dr. Leimdorfer, administers the Company's Stock Option Plans and Restricted Stock Program and makes recommendations concerning salaries and incentive compensation for executive officers of the Company. The Compensation Committee met on an informal basis at various times during the last fiscal year.

           COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

    During the last fiscal year, Mr. Durlow, the President and Chief Executive Officer of the Company, was a member of the Compensation Committee. Mr. Durlow took no part in any recommendation made by the Compensation Committee to the Board of Directors concerning himself. During the last fiscal year, Mr. Harris, a former Secretary of the Company, and Dr. Leimdorfer, a former President of the Company, were also members of the Compensation Committee.

                                AUDIT COMMITTEE

    During the last fiscal year, the Audit Committee consisted of Messrs. Harris and Squire and Dr. Leimdorfer. After the meeting of the Audit Committee on May 29, 2001, Mr. Harris resigned and Mr. Laugerud was appointed to the Audit Committee by the Board of Directors. As set forth in the amended and restated Audit Committee Charter adopted by the Board of Directors on May 25, 2000, a copy of which is annexed as Exhibit A to this Proxy Statement, the function of the Audit Committee is to communicate among, and review the activities of, the Board of Directors, the Company's independent auditors, and the Company's management as their respective duties relate to the Company's financial accounting and reporting and its internal controls. Among other matters, the Audit Committee reviews before release the internally prepared quarterly and annual audited financial statements with management and the auditors, reviews with the auditors their independence and accountability to the Board of Directors, and recommends to the Board of Directors whether to retain or replace the auditors. The Audit Committee met four times with respect to the 2001 fiscal year. All current members of the Audit Committee are "independent" within the meaning of Rule 4200(a)(14) of the NASDAQ Stock Market.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors hereby reports to the Board of Directors as follows:

    We have reviewed and discussed each quarterly reviewed and the annual audited financial statements of the Company with the Company's management and independent certified public accountants. We have discussed with the Company's independent certified public accountants the matters required to be discussed by SAS 61. We have received the written disclosures from the independent certified public accountants required by Independence Standards Board Standard No. 1 and have discussed with them their independence.

    We recommend to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2001, for filing with the Securities and Exchange Commission. We also recommend to the Board of Directors that PricewaterhouseCoopers AB be retained as the Company's independent certified public accountants for the fiscal year ending April 30, 2002.

May 29, 2001

                                          Audit Committee
                                          Jeffrey A. Harris
                                          Martin Leimdorfer
                                          Geoffrey W. Squire

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table contains information regarding the ownership of the Common Stock of the Company as of August 15, 2001, by each director of the Company, each of the current executive officers named in the Summary Compensation Table on page 8, and all current directors and executive officers of the Company as a group:

                                                               NUMBER OF
                                                                 SHARES
                                                              BENEFICIALLY              PERCENT
NAME OF BENEFICIAL OWNER                                       OWNED (1)                OF CLASS
------------------------                                      ------------              --------
Stig G. Durlow..............................................      610,000(2)               1.9
Jeffrey A. Harris...........................................   12,287,502(3)              38.0
William H. Janeway..........................................   12,295,252(3)              38.0
Terje Laugerud..............................................
Martin Leimdorfer...........................................    3,067,017(4)               9.5
Geoffrey W. Squire..........................................      626,000(5)               1.9
All executive officers and directors as a group (8
  persons)..................................................   16,650,769(6)              51.0

------------

(1) Beneficial ownership is based on 32,359,895 outstanding shares of Common Stock as of August 15, 2001. In computing the number of shares outstanding, beneficially owned, and the percentage beneficially owned by a person and by all executive officers and directors as a group, shares of Common Stock which may be acquired presently or within the next 60 days by exercise of options, conversion, or otherwise are included.

(2) Represents shares purchased pursuant to the Restricted Stock Program (see page 10). On November 15, 2000, Mr. Durlow transferred such shares to Stock Investments, LLC, a Delaware limited liability company solely owned by him. Mr. Durlow is the beneficial owner of such shares.

(3) Includes 12,282,752 shares owned of record by Warburg Pincus Investors, LP ("WPI") which are included because of Mr. Janeway's and Mr. Harris's affiliation with WPI (see footnote 1 to the chart which follows).
    Messrs. Janeway and Harris disclaim beneficial ownership of these shares, except to the extent of their respective pecuniary interests therein.

(4) Includes 3,067,017 shares owned of record by SP Contract Ltd. On June 28, 1999, Dr. Leimdorfer transferred these shares to SP Contract Ltd. in exchange for a deferred variable annuity. Because the value of the annuity depends on the value of the shares, Dr. Leimdorfer may be considered to have indirect beneficial ownership of the shares.

(5) Includes 260,000 shares subject to options exercisable currently or within the next 60 days.

(6) Includes 292,250 shares subject to options exercisable currently or within the next 60 days.

    Except for Martin Leimdorfer (see Note 4 on prior page), whose mailing address is P.O.B. 71, Waterville, NH 03215, the Company knows of no beneficial owner of more than 5% of its outstanding Common Stock as of August 15, 2001, except as follows:

                                                                   NUMBER OF SHARES    PERCENT
    NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   OF CLASS
    ------------------------------------                          ------------------   --------
    Warburg Pincus Investors, LP (1)............................      12,282,752         38.0
      466 Lexington Avenue, 10th Floor
      New York, NY 10017

    FMR Corp. (2)...............................................       3,183,750          9.8
      82 Devonshire Street
      Boston, MA 02109

    SP Contract Ltd. (3)........................................       3,067,017          9.5
      P.O Box 146
      Trident Chambers
      Road Town, Tortola, B.V.I.

------------

    (1)The sole General Partner of Warburg Pincus Investors, LP ("WPI") is Warburg, Pincus & Co. ("WP"), a New York general partnership. Warburg Pincus LLC ("Warburg"), a New York limited liability company, manages WPI. Lionel I. Pincus is the managing partner of WP and the managing member of Warburg and may be deemed to control both WP and Warburg. WP has a 20% interest in the profits of WPI. Each of Mr. Janeway and Mr. Harris, directors of the Company and a Senior Managing Director and a Managing Director, respectively, of Warburg, is a General Partner of WP. As such, Mr. Janeway and Mr. Harris may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) in an indeterminate portion of the shares beneficially owned by WPI and WP.

    (2)Based upon a Schedule 13G filed with the Securities and Exchange Commission and last amended on February 14, 2001, FMR Corp. ("FMR") is a holding company one of whose principal assets is the capital stock of Fidelity Management and Research Company ("Fidelity"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. The Schedule 13G reported shares of Company Common Stock beneficially owned by Fidelity as well as shares of Company Common Stock beneficially owned by Fidelity International Limited ("FIL"), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, an investment advisor and affiliate of FMR. According to information supplied to the Company by FMR pursuant to the Financial Instruments Trading Act, as of July 31, 2001, FMR, its subsidiaries, and FIL beneficially owned collectively a total of 3,183,750 shares of Company Common Stock.

    (3)Based upon a Schedule 13G filed with the Securities and Exchange Commission and other information available to the Company, SP Contract Ltd. is a British Virgin Islands corporation which acquired 3,067,017 shares of Company Common Stock from Dr. Leimdorfer in exchange for a deferred variable annuity. See Note 4 on prior page.

                               EXECUTIVE OFFICERS

    In addition to Mr. Durlow, the Executive Officers of the Company include Karl Asp and Marvin S. Robinson.

    Karl Asp, age 41, joined the Company in February 1999, as the Director of Corporate Finance. He became the Treasurer and Chief Financial Officer in
June 1999. Prior to joining the Company, Mr. Asp was the corporate financial manager at Europolitan Holdings AB, a Stockholm stock exchange-listed mobile telephone operator, from August, 1994, to February 1999. Prior to that, Mr. Asp was a manager in the corporate finance department at Coopers & Lybrand.

    Marvin S. Robinson, age 68, became the Secretary of the Company in October 1997. He has been a practicing attorney for more than the past five years and is a member of Tannenbaum Dubin & Robinson, LLP, which has been general counsel to the Company since its inception. Mr. Robinson also has been a director, Vice President--General Counsel, and Secretary of Garan, Incorporated, an American Stock Exchange listed apparel manufacturer which is not engaged in business with the Company, for more than the past five years.

    It is anticipated that all executive officers will be re-elected after the Annual Meeting.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the fiscal years ended April 30, 2001, 2000, and 1999, the compensation paid to or earned by the Company's President and Chief Executive Officer and the Company's other executive officers whose salary and bonus on an annual basis exceeded $100,000 for services rendered to the Company during the fiscal year ended April 30, 2001:

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                               ANNUAL          -----------------------
                                                           COMPENSATION(1)     RESTRICTED   SECURITIES        ALL
                                                         -------------------     STOCK      UNDERLYING       OTHER
NAME AND                                       FISCAL     SALARY     BONUS     PURCHASES     OPTIONS     COMPENSATION
PRINCIPAL POSITION                              YEAR       ($)        ($)         (#)          (#)          ($)(2)
------------------                            --------   --------   --------   ----------   ----------   -------------
Philippe Beaurain(3)........................    2001      210,000     55,000                                  1,075(4)
Vice President--Worldwide Service and           2000      210,000     45,000
Support                                         1999      107,188     25,000                  150,000

Stig G. Durlow..............................    2001      250,000
President and                                   2000      250,000(5)   50,000
Chief Executive Officer                         1999      250,000(5)              65,000(6)

John P. Geraci, Jr.(7)......................    2001      240,000     57,815                  150,000       151,121(4)(8)
Executive Vice President and Chief Operating    2000      240,000                                             1,074(4)
Officer                                         1999      240,000                             200,000         1,074(4)

Mats Lillienberg(9).........................    2001      121,560     18,088
Senior Vice President--Product Development      2000      101,554
                                                1999      107,854

---------------

(1) Amounts paid in foreign currency have been converted into U.S. dollars with respect to salaries at the average exchange rate in effect during each fiscal quarter, and with respect to bonuses and pension contributions at the average exchange rate in effect during each fiscal year.

(2) Excludes certain Company retirement plan contributions made in accordance with Swedish law. See page 10, "Employment Agreements" and "Employee Benefit Plans."

(3) Mr. Beaurain ceased to be an executive officer in October 2000, and left the Company in May 2001.

(4) Includes matching contributions made by the Company pursuant to its 401(k) plan.

(5) Does not include $7,344 paid per month as an equivalent to the employee benefits he would have received had he been subject to Swedish taxation.

(6) Represents shares of Common Stock purchased under the Company's Restricted Stock Program for which Mr. Durlow incurred indebtedness to the Company (see page 10). On November 15, 2000, Mr. Durlow transferred such shares, subject to such indebtedness, to Stock Investments LLC, a Delaware limited liability company solely owned by Mr. Durlow. Mr. Durlow is the beneficial owner of such shares.

(7) Mr. Geraci left the Company in April 2001.

(8) Includes a special payment of $150,000 for additional services in connection with a then pending transaction.

(9) Mr. Lillienberg ceased to be an executive officer in October 2000.

                       STOCK OPTION GRANTS IN FISCAL 2001

    The following table sets forth information regarding options to purchase shares of the Company's Common Stock granted to executive officers during fiscal 2001 other than pursuant to the Company's Employee Stock Purchase Plan. The Company has no outstanding stock appreciation rights. In accordance with the rules of the Securities and Exchange Commission, the table shows the hypothetical "gains" or "option spreads" that would exist for the options based on assumed rates of annual stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                                             PERCENT OF
                           NUMBER OF        TOTAL OPTIONS                                   POTENTIAL REALIZABLE VALUE
                           SECURITIES        GRANTED TO                                     AT ASSUMED ANNUAL RATES OF
                       UNDERLYING OPTIONS     EMPLOYEES     EXERCISE PRICE    EXPIRATION     STOCK PRICE APPRECIATION
NAME                        GRANTED              (%)         PER SHARE ($)       DATE         FOR OPTION TERM (1)($)
----                   ------------------   -------------   ---------------   ----------   -----------------------------
                                                                                           FIVE PERCENT      TEN PERCENT
                                                                                           ------------      -----------
John P. Geraci,
  Jr.................       150,000(2)          55.4            1.7188         12/19/10      162,135           410,899

---------------

(1) Potential realizable value is based on the assumption that the price of the Company's Common Stock appreciates at the rates shown (compounded annually) from the date of grant to the expiration date. These numbers are presented in accordance with the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance.

(2) Options become exercisable in 25% annual increments commencing December 19, 2001. Since Mr. Geraci left the Company in April 2001, all such options lapsed before they became exercisable.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING              VALUE OF UNEXERCISED
                                      SHARES        VALUE        UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS AT
                                   ACQUIRED ON     REALIZED     AT FISCAL YEAR END (#)      FISCAL YEAR END ($) (2)
  NAME OF EXECUTIVE OFFICER(1)     EXERCISE (#)    ($) (2)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
  ----------------------------    --------------   --------   --------------------------   --------------------------
Karl Asp........................         N/A           N/A      25,250         49,750         N/A            N/A
Philippe Beaurain...............      37,500       129,750      63,750         48,750         N/A            N/A
John P. Geraci, Jr..............         N/A           N/A     260,000        365,000         N/A            N/A

---------------

(1) Mr. Beaurain ceased to be an executive officer in October 2000, and left the Company in May 2001. Mr. Geraci left the Company in April 2001.

(2) Market value of the underlying securities at exercise date or year-end, as the case may be, minus the exercise price. No in-the-money options were held by any executive officer at fiscal year-end.

                           TEN-YEAR OPTION REPRICINGS

                                                                   MARKET                                  LENGTH OF
                                                  NUMBER OF       PRICE OF       EXERCISE                   ORIGINAL
                                                  SECURITIES      STOCK AT       PRICE AT                 OPTION TERM
                                                  UNDERLYING      TIME OF        TIME OF                  REMAINING AT
                                                   OPTIONS      REPRICING OR   REPRICING OR      NEW        DATE OF
                                                 REPRICED OR     AMENDMENT      AMENDMENT     EXERCISE    REPRICING OR
NAME                                    DATE     AMENDED (#)        ($)            ($)        PRICE ($)    AMENDMENT
----                                    ----     -----------    ------------   ------------   ---------   ------------
John P. Geraci, Jr..................  05/18/98     258,750         14.875         24.75        14.875      9.8 years
Executive Vice President and
Chief Operating Officer (1)

John P. Geraci, Jr..................  05/18/98      16,250         14.875         31.25        14.875      9.8 years
Executive Vice President and
Chief Operating Officer(1)

---------------

(1) Mr. Geraci left the Company in April 2001, and all options referred to in the above table have lapsed.

                             EMPLOYMENT AGREEMENTS

    The Company is party to an employment agreement with Mr. Durlow, amended and restated as of May 1, 1996, and subsequently amended which provides for an annual salary and bonus set annually based upon the Company's revenues and profitability. The agreement includes change of control provisions. The Company also makes a pension contribution for Mr. Durlow as required by Swedish law (see "Employee Benefit Plans" below). The Company was party to an Employment Agreement dated March 16, 1998, with Mr. Geraci and an Employment Agreement dated October 16, 1998, with Mr. Beaurain, both of which provided that in the event the Company terminated the employee's employment without cause, he would be entitled to one year's salary as severance. The agreements provided for an annual salary and a bonus based upon the revenues and profitability of the Company. Mr. Geraci left the Company in April 2001 without any severance payment. Mr. Beaurain ceased to be an executive officer in October 2000, and left the Company in May 2001 with a reduced severance payment.

                              CERTAIN TRANSACTIONS

    In the last fiscal year, the Company and its subsidiaries paid a total of $317,401 in legal fees to the law firm of Tannenbaum Dubin & Robinson, LLP, of which Mr. Robinson is a member.

                            RESTRICTED STOCK PROGRAM

    In May 1995, the Company instituted a restricted stock program ("Restricted Stock Program") pursuant to which shares of the Company's Common Stock may be purchased by certain key employees of the Company who may be taxable pursuant to the laws of Sweden in exchange for non-recourse promissory notes. The shares are issued through a wholly owned subsidiary of the Company, Software Finance Corporation ("SFC"). Principal on the promissory notes is due either nine or ten years after issuance with interest being due and payable annually.

    Under the terms of the Restricted Stock Program, SFC has an option to repurchase the shares issued to each employee so long as SFC pays an annual option price. The exercise price to be paid by SFC upon exercise of a purchase option is fair market value, provided that if the option to purchase is exercised prior to the end of a stated period, the exercise price is the initial purchase price for all and, after the first anniversary of the option agreement, a percentage of the shares decreasing by 20% each subsequent year, until the exercise price is fair market value. The annual option price is substantially equal to the interest due on the non-recourse promissory note.

    SFC has the right and obligation to apply against the payment of any principal due on the promissory note any amounts payable by SFC to the recipient of the shares as the exercise price under the Option Agreement. The Company has the ability to prevent the recipients from selling the purchased securities. The Company has not recognized any compensation expense in respect of the restricted stock in its statements of operations since the purchase price of the restricted stock did not differ from the estimated fair market value of the Common Stock on the date of issuance. The restricted stock shares issued under this program and any dividends paid are subject to a pledge and security interest held by SFC.

    As of April 30, 2001, the aggregate value of all shares purchased pursuant to the Restricted Stock Program, including shares purchased by executive officers, was $0 because the amounts paid for such shares was greater than the market price on that date.

                             EMPLOYEE BENEFIT PLANS

    The Company provides retirement benefits for substantially all of its employees. In the United States, the United Kingdom, and The Netherlands, the Company's subsidiaries sponsor defined contribution plans. The Company's Swedish subsidiary, IMAB, as required by Swedish law participates in several pension plans (non-contributory for employees), which cover substantially all employees of its Swedish operations. The plans are administered by a national organization, Pensionsregistreringsinstitutet, in which most companies in Sweden participate. The level of benefits and actuarial assumptions are fixed by the national organization. In accordance with Swedish law, IMAB also
(i) contributes to a private pension plan providing standard and supplemental benefits in lieu of the plans administered by the national organization for Stig Durlow, the Company's President and Chief Executive Officer, based upon the level of benefits and actuarial assumptions established by Pensionsregistreringsinstitutet and assumed retirement at age 60 and
(ii) contributes to supplemental private pension plans for certain key Swedish management employees, including other executive officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons. Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, except for Mr. Durlow, who did not file until January 31, 2001, a Form 4 reporting a change in form of beneficial ownership which took place on November 15, 2000, the Company believes that there was compliance with all filing requirements applicable to the Company's executive officers, directors, and greater than 10% beneficial owners.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL THEY BE DEEMED TO BE SOLICITING MATERIAL OR DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

    The duty of the Compensation Committee is to set and administer policies for the Company's compensation programs, which include base and incentive pay plans for executive officers, stock option and employee stock purchase plans, and certain other employee benefit plans. The Committee is comprised of three members of the Board of Directors: Messrs. Durlow and Harris and Dr. Leimdorfer.

    The Compensation Committee of the Board of Directors is directly responsible for making recommendations relating to Mr. Durlow, the Company's President and Chief Executive Officer, and the Company's other executive officers, although the Compensation Committee relies upon the recommendations of Mr. Durlow with respect to the executive officers other than himself. The Compensation Committee also is responsible for administering the Company's Stock Option Plans and Restricted Stock Program. Mr. Durlow abstains from any action taken by the Compensation Committee regarding himself and the Committee relies upon his recommendations as to others.

    The Compensation Committee of the Board of Directors reports to the Board of Directors with respect to compensation of executive officers as follows:

    The principal policy of the Compensation Committee relating to compensation of the executive officers is to take into account the particular contribution of individual officers in attaining specific or overall goals and in carrying out their assigned functions and relate their performance to the overall operating results of the Company.

    In particular, Mr. Durlow's performance is considered to be reflected in the performance of the Company as a whole and he receives a fixed base salary plus contingent compensation using a formula generally based upon the Company's achieving specified revenue and/or profit goals in a fiscal year. His compensation formula is established early in each fiscal year and set forth in a supplement to his Amended and Restated Employment Agreement. In fiscal 2001, he earned a base salary of $250,000 and did not receive any contingent compensation.

                                          Compensation Committee
                                          Stig G. Durlow
                                          Jeffrey A. Harris
                                          Martin Leimdorfer

                        COMPANY STOCK PRICE PERFORMANCE

    The following graph shows a comparison of cumulative total shareholder returns for the Company, the Nasdaq United States and Foreign Stock Index, and the Nasdaq Computer and Data Processing Stock Index for the period commencing September 26, 1996 (the date of the Company's initial public offering), and ending on April 30, 2001.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                                                 9/26/96  4/30/97  4/30/98  4/30/99  4/30/00  4/30/01
COMPANY COMMON STOCK                                 100       88      212       18       64       13
NASDAQ US & FOREIGN STOCK INDEX                      100      102      152      205      313      170
NASDAQ COMPUTER AND DATA PROCESSING STOCK INDEX      100      109      170      260      378      206

    Cumulative total shareholder returns assume that $100 was invested on September 26, 1996, at the closing sales price in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns. The Nasdaq United States and Foreign Stock Index and the Nasdaq Computer and Data Processing Stock Index were prepared by the Center for Research in Security Prices.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

    The Board of Directors selects the Company's independent accountants on an annual basis for each ensuing fiscal year to serve at the discretion of the Board of Directors. The Board of Directors, upon the recommendation of the Audit Committee, has selected PricewaterhouseCoopers, AB, as the Company's independent accountants for its fiscal year 2002. PricewaterhouseCoopers, AB has audited the financial statements of the Company since fiscal year 1994, and the Board of Directors considers the firm to be well qualified. No representative of PricewaterhouseCoopers, AB will be present at the Annual Meeting.

    If a quorum is present or represented at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers, AB as the Company's independent auditors, provided that abstentions and shares held by brokers that are present or represented but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining the quorum but will have no effect on the vote.

                                 OTHER BUSINESS

    The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated herein and in the Notice of 2001 Annual Meeting attached hereto. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board of Directors.

        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

    Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company (i) must be received by the Company at its offices no later than April 30, 2002, and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                               PROXY SOLICITATION

    In addition to soliciting shareholders by mail, the Company will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the shares of Common Stock held of record by such persons and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in doing so. The Company may use the services of its officers, directors, and others, including professional proxy solicitors, to solicit proxies, personally or by telephone. The cost of soliciting proxies will be borne by the Company.

                                         By Order of the Board of Directors,

                                         Marvin S. Robinson,
                                         SECRETARY

                                                                       EXHIBIT A

    On May 25, 2000, the Board of Directors of Industri-Matematik International Corp. adopted an amended and restated Audit Committee Charter as follows:

                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.
                            AUDIT COMMITTEE CHARTER

                                 I. COMPOSITION

    1.1. Pursuant to the By-laws of Industri-Matematik International Corp. ("Company"), the Audit Committee ("Committee") shall be comprised of at least three directors designated by the Board of Directors. Commencing June 14, 2001, all members of the Committee must be "independent" within the meaning of the rules of the National Association of Securities Dealers, Inc. ("Rules") and shall have the working familiarity with basic finance and accounting practices required by the Rules. At least one member of the Committee shall have accounting or related financial management expertise in compliance with the Rules. One member of the Committee shall be appointed Committee Chairman by the Board of Directors.

                                 II. AUTHORITY

    2.1. The Committee is authorized to carry out the responsibilities set forth in this Charter and any other assignments requested by the Board of Directors. The Committee is authorized to retain persons or entities having special competence as necessary to assist the Committee in fulfilling its responsibilities, and the Committee shall have access to the Company's counsel for advice and information.

                                  III. PURPOSE

    3.1. The Committee's function is to communicate among, and review the activities of, the Board of Directors, the Company's independent accountants, and the Company's executive officers, as the respective duties of such groups or their constituent members relate to the Company's financial accounting and reporting and its internal controls.

    3.2. The Committee is not intended to be part of the Company's operational or managerial decision making process. The Company's executive officers, and not the Committee or the independent accountants, are responsible for producing the Company's financial statements and reports and for instituting and maintaining its internal controls. The independent accountants are responsible for compliance by the Company with United States generally accepted accounting standards, for attesting to the fair presentation of the Company's financial statements in accordance with United States generally accepted accounting principles ("GAAP"), and for becoming familiar with and commenting upon the adequacy of the Company's internal controls. It is the Committee's task, in all instances within its own limitations, to review these functions of the Company's executive officers and the independent accountants and to report to the Board of Directors with respect thereto.

                                  IV. MEETINGS

    4.1. The Committee shall meet at least four times per year, and as many other times as the Board of Directors, the Committee, or the Committee Chairman deems necessary, which meetings shall include (a) meeting at least once per year with the Company's executive officers and independent accountants separately to discuss the matters referred to in Section V and any other matters that the Committee or either of these groups believes should be discussed privately and
(b) meeting with the Company's
independent accountants and chief financial officer quarterly to review the Company's financial statements. The Committee may meet in person, by telephone, or in any other manner authorized by the Company's By-laws or by the Board of Directors. The Committee may take action by unanimous written consent.

    4.2. The Committee or the Chairman of the Committee may request that any executive officer of the Company and representatives of the independent accountants, or any or all of them, be present at meetings of the Committee. The Company's counsel shall be available to attend all meetings of the Committee.

    4.3. Minutes of each Committee Meeting are to be prepared and sent to Committee Members, to all other members of the Board of Directors, and to the Secretary of the Company.

                               V. SPECIFIC DUTIES

    5.1. The Committee:

    5.1.1. Shall review with the chief financial officer of the Company and the Company's independent accountants all quarterly and annual financial statements prior to the public release of the Company's earnings and prior to their inclusion in a filing with the Securities and Exchange Commission ("SEC").

    5.1.2. Shall prepare and deliver to the Company for inclusion in the Company's proxy or information statements relating to annual meetings of shareholders at which directors are to be elected (beginning with the 2001 annual meeting) a report of the Committee which complies with the SEC regulations for such reports.

    5.1.3. May inform the Company's independent accountants, executive officers, and all corporate employees that any of them may communicate with the Committee, directly or through its Chairman, at any time with respect to any matters which he or she reasonably believes are related to the Committee's responsibilities.

    5.2. The Committee's duties with respect to the adequacy of the Company's internal controls and financial reporting may include the following:

    5.2.1. Meeting with any of the Company's relevant executive officers and the independent accountants to review: (a) the Company's policies and procedures and the adequacy of internal controls and financial reporting; (b) questionable payments or lapses of internal controls; (c) adequacy and effectiveness of controls over computer-processed financial information; (d) management's use, if any, of corporate assets other than for corporate purposes; (e) the likely impact on the Company's policies and procedures of changes in accounting positions proposed by the Financial Accounting Standards Board ("FASB") or other regulatory bodies; and (f) the methods employed in, and the status of, monitoring compliance with the Company's policies and procedures.

    5.2.2. At or near completion of the annual audit, review with the Company's relevant executive officers and independent accountants the financial results for the fiscal year prior to their release to the public, which review should encompass, among other things: (a) examination of the latest drafts of the Company's financial statements; (b) the determination of whether the Company's executive officers or independent accountants are aware of any material inconsistency or know of any misstatement or omission of material fact in the financial statements, or of any significant transactions encountered in such audit which are not a normal part of the Company's operations; (c) changes in accounting standards or rules promulgated by the FASB, the SEC, or other regulatory bodies that had a material effect on the financial statements;
(d) changes during the year, or from year to year, in the accounting standards used by the Company which had a material effect on the financial statements;
(e) judgments of the Company's chief financial officer and his or her accounting estimates of significance with respect to matters relevant to the audit such as asset valuations, contingencies, allowances for doubtful receivables, depreciable lives for plant and equipment, amortization periods for intangible assets, accrued taxes, deferred taxes, accrued interconnection and programming costs, accrued copyright charges, self-insurance reserves, and estimates of net operating loss carry forwards; (f) significant adjustments proposed by the independent accountants with respect to such audit; (g) the determination of whether the Company's chief financial officer and independent accountants differed as to the choices of any alternative approaches available under GAAP or any required auditing procedures; (h) the Company's executive officers' consultation, if any, with other accountants about auditing and accounting matters; (i) accounting and auditing issues of significance discussed by the independent accountants with the Company's executive officers prior to retention or renewal of relationship; (j) significant difficulties encountered in performing the audit; (k) significant variances in the financial statements from year to year or period to period; (l) the substance of any significant issues relevant to the audit raised by counsel concerning litigation, contingencies, claims, or assessments; and (m) significant concerns of the independent accountants and whether they believe anything else should be discussed with the Committee that has not yet been raised or covered elsewhere.

    5.2.3. Each Committee member is to be provided with copies of the Company's quarterly reports to shareholders, if any, and Forms 8-K, 10-K, and 10-Q, including related financial statements and exhibits where practical, promptly after their mailing or filing. Simultaneously, the Company's chief financial officer shall provide each Committee member with an explanation of any significant matters which affected such report, provided that the Company's chief financial officer is expected to inform the Committee in advance of any proposed significant changes in accounting or financial reporting practices contained in such reports and of any other unusual events that could have a significant impact on such reports.

    5.3. The Committee's duties with respect to the annual audit process, audit scope, post audit review, and evaluation of audit process may include the following:

    5.3.1. Discussing with the independent accountants and approving, before the independent accountants perform a significant portion of the annual audit, the scope and general extent of the independent accountants' audit examination, including their engagement letter, provided that the Committee should be provided by the independent accountants with an explanation of the factors considered by the accountants in determining the audit scope including, among other things, (a) the quality of the internal control structure, (b) other areas to be covered during the audit engagement, and (c) the extent to which the planned audit scope can be relied upon to detect fraud or weakness in internal controls.

    5.3.2. Subsequent to the completion of the audit for the last fiscal year, the Committee should conduct a post-audit review which may include the following: (a) review of the independent accountants' letter report containing observations and recommendations on internal controls (including material weakness conditions and reportable conditions) and other matters noted in the audit and the response thereto and (b) review with the Company's executive officers and the independent accountants any matters relating to the audit that may be of interest to the Committee in fulfilling its obligation to oversee the financial reporting process for which the Company's executive officers are responsible, which review may include, among other matters: (i) the independent accountants' responsibilities under generally accepted auditing standards as described in the engagement letter; (ii) any matters relating to financial reporting; (iii) inquiry of the independent accountants as to whether information contained in the Annual Report to Shareholders containing financial statements for the last fiscal year is consistent with the information reflected in the financial statements contained in the Form 10-K for such year and whether the independent accountants are aware of any material inconsistency or know of any misstatement or omission of material fact in either document; (iv) evaluate the degree of independence of the independent accountants, including a review of any non-audit services provided to the Company by the independent accountants during the last fiscal year and the fees related thereto; and (v) review the Company's executive officers' representations, if any, given to the independent accountants in connection with the audit and inquire whether the independent accountants encountered any difficulties in obtaining any specific representations.

    5.4. The Committee may evaluate the audit process as follows:

    5.4.1. By obtaining from the independent accountants (a) an evaluation of the cooperation received by the independent accountants from the Company's executive officers during the audit examination for the last fiscal year including the independent accountants' access to all requested records, data, and information and (b) an evaluation of the quality of the Company's financial and accounting staff and the adequacy of its staffing.

    5.4.2. By obtaining from the Company's executive officers an evaluation of the competence of the independent accountants and the adequacy of their staffing.

    5.5. The Chairman of the Committee or a delegated member of the Committee shall provide an oral report at each Board of Director's meeting on the deliberations, conclusions, and recommendations of, and the actions taken by, the Committee since the last Board of Director's meeting.

                          VI. INDEPENDENT ACCOUNTANTS

    6.1. The Committee shall discuss and review with the Company's independent accountants their ultimate accountability to the Board of Directors and the Committee.

    6.2. The Committee shall insure that the independent accountants submit to the Committee on a periodic basis a formal written statement (a) setting forth all relationships between the independent accountants and their related entities and the Company and its related entities, and (b) confirming that in their professional judgment the independent accountants are independent of the Company within the securities laws and regulations administered by the SEC. The Committee shall discuss with the independent accountants their independence and recommend to the Board of Directors that it take such action as may be required to satisfy itself of the independence of the independent accountants.

    6.3. The Committee shall recommend to the Board of Directors whether to retain or replace the independent accountants and shall conduct, with specified executive officers of the Company, the search process in the event the independent accountants are to be replaced.

    6.4. The Committee shall review the independent accountants' fees negotiated by the Company's executive officers.

                     VII. OTHER FUNCTIONS OF THE COMMITTEE

    7.1. Where appropriate, in its discretion, the Committee may request the independent accountants, counsel, or others to perform special or supplementary investigations or reviews of any control areas not required for audit purposes, and any areas of possible improprieties.

    7.3. The Committee shall review this Charter at least annually and recommend to the Board of Directors any appropriate modification or amendment.

                             DETACH HERE

                                PROXY

                INDUSTRI-MATEMATIK INTERNATIONAL CORP.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Stig G. Durlow and Marvin S. Robinson, or either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Industri-Matematik International Corp. to be held at The Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York, on Wednesday, October 10, 2001, at 10:00 a.m., local time, and at any continuation or adjournment thereof, with all the powers which the undersigned might have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated August 27, 2001, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE SHAREHOLDER, EXCEPT FOR BROKER NON-VOTES, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR SUCH PROPOSALS AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

-----------------                                                 ------------
   SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SEE REVERSE
      SIDE                                                             SIDE
-----------------                                                 ------------

                             DETACH HERE

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

    1.  Election of Directors.
        Nominees: (01) Stig G. Durlow, (02) Jeffrey A. Harris
                  (03) William H. Janeway, (04) Terje Laugerud,
                  (05) Martin Leimdorfer, and (06) Geoffrey W. Squire

                  FOR ALL             WITHHELD FROM ALL
                   |_|                     |_|


    FOR ALL EXCEPT
        |_|

-------------------------------------------------------------------------------
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and write the name(s) of all the nominee(s) in the space provided above. Your shares will be voted for the remaining nominee(s).)


    2.  To ratify the selection of                     FOR   AGAINST  ABSTAIN
        PricewaterhouseCoopers AB as                   |_|     |_|      |_|
        independent public accountants for
        this fiscal year ending April 30, 2002.


    3. To transact such other business as may properly come before the meeting.


                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        |_|


                        Please sign exactly as your name or names appear hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.



Signature:                    Date:          Signature:             Date:
          -------------------      ---------           ------------       ------